UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)

(Zip code)

Emile Molineaux

            c/o Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/08

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2008

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

NOVEMBER 30, 2008

ECONOMIC SUMMARY

Students of history and economics will reflect on 2008 as the year of collapse.  The colossal date will be September 15, 2008.  That was the day we believe the government allowed Lehman Brothers Holdings to fail.  The bankruptcy sent shock waves through the financial system, causing the credit crunch to become a full-fledged dollar drought.  Corporations could not borrow the money they needed to make payrolls or invest in projects.  Ultimately, consumers slowed spending over job and housing worries.  The year end picture shows an economy in recession, a reshaped financial sector, a U.S. auto industry struggling for survival, historically low interest rates, and oil prices 75% below their July peak.

The decline in economic activity combined with ongoing stress in credit markets has produced a remarkable flight-to-safety and risk aversion among many investors.  U.S. Treasury yields have declined to record lows.

The Federal Reserve (Fed) and the U.S. Treasury have adapted their approaches to deal with the current crisis.  The Federal Reserve’s Federal Open Market Committee (FOMC) has reduced the target rate for federal funds to 1%, and is expected to reduce it further.  The FOMC is expected to do whatever is necessary to ease the pain of the current recession. The Fed has already announced it will purchase large quantities of agency debt and mortgage-backed securities, and possibly purchase longer-term Treasury bonds in the open market, with a goal of driving down mortgage rates and government bond yields.

We are forecasting further contraction in real GDP in the fourth quarter of 2008 and the first quarter of 2009 as the credit crunch furthers its reach.  The positive impact from trade is likely to fade as growth outside the U.S. is slowing, and the dollar has begun to recover.  Housing remains in recession, and the consumer faces significant challenges with flat real wage growth, rising unemployment, and lower home prices which negatively impacts home equity extraction.  Manufacturing activity has declined to new cycle lows. Very dramatic actions have been taken by authorities to support the financial system and economy of the U.S.  Congress is now considering a second fiscal stimulus program.  This infusion of funds targeted to support consumer spending, along with further interest rate reductions on the part of the Federal Reserve, may sow the seeds for a modest economic recovery in the second half of 2009.

The Equity Growth Fund

For the six months and one year ended November 30, 2008 the North Country Equity Growth Fund had total returns of -34.78% and -37.51% versus the S&P 5001 at -35.20% and -38.10% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were -8.39%, -1.98%, and -0.08% versus the S&P 500 at -8.68%, -1.40%, and -0.94% respectively.

U.S. equity markets remain volatile.  From September 28th to November 30th the S&P 500 experienced 16 days of price swings greater than 5%.  Prior to that date, going back to November 30, 2007 there were no days where the S&P 500 had a change greater than 5%.  Beginning November 19th, the S&P 500 had 4 trading days in a row where the daily change was greater than 6%.2  We expect equity markets to remain volatile as global financial markets are enduring the worst crisis of confidence since the Great Depression – and the dimensions of the economic fallout from this crisis remain very uncertain.

Earnings estimates for the S&P 500 declined in the second half of the year as the economic outlook worsened.  We allowed the money market allocation of the Fund to creep upward close to 10% in a defensive response to the volatility of the equity markets.  Through the second half of the fiscal year, we maintained an underweight in the consumer discretionary and the financial sectors.  In October we made the following changes in strategy to pursue a more defensive posture:  The consumer staples weighting was raised to an overweight; energy was reduced to a marketweight from an overweight reflecting lower commodity prices and energy demand; healthcare was increased to an overweight from a marketweight as rapidly developing overseas markets and growing demand of aging Baby Boomers for medical products and services were expected to benefit this sector; industrials were reduced to a marketweight from an overweight in anticipation of slowing global growth, the assumption that capital spending plans may be put on hold, and the potential that a stronger U.S. dollar could negatively impact earnings; information technology was reduced to an underweight from a marketweight, reflecting our concerns for anticipated reduced capital spending and a weak holiday shopping season; materials were reduced to an underweight from a marketweight due to expected lower global demand for commodities; telecommunication services to a marketweight from an overweight as consolidation had taken out most of the independent regional and wireless companies; and utilities to a marketweight from an overweight as the industry’s constant need for debt financings was thought to be challenged in the credit-constrained environment.

__________________

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

2 Source:  Bloomberg Finance L.P.

With the unprecedented amount of stimulus now in the pipeline we expect earnings to improve in late 2009.  Policy makers around the globe continue to pump enormous amounts of liquidity into the financial markets.  The anticipated fiscal stimulus may result in a modest economic rebound in the second half of 2009.  Equity valuations may eventually benefit from lower interest rates and declining inflation expectations.  We remain defensive in portfolio construction, but we are also considering future opportunities in anticipation of the inevitable improvement in global economic activity.

The Intermediate Bond Fund

On October 29, 2008, the Federal Reserve Open Market Committee (FOMC) reduced its Federal Funds Target Rate from 1.50% to 1.00%.  The FOMC began its series of rate cuts in September of 2007, at which point the Federal Funds Target Rate stood at 5.25%.  We do not rule out further interest rate cuts or the use of extraordinary measures in response to the threat of systemic risks to the U.S. economy.

We expect the protracted housing slump, its spill over into the financial system, and more recently into the broader economy, to result in an economic contraction and generally lower interest rates for the remainder of 2008 and into 2009.  Additionally, we do not foresee a credible inflationary threat arising from the fiscal stimulus provided to the economy.

The unfolding economic challenges, and their disconcerting consequences, have resulted in a flight to quality marked by a widening of credit spreads in general and financial sector credit spreads in particular.  This has been reflected in the performance of U.S. Treasury securities, with the Merrill Lynch Treasury Master3 reflecting a total return of 10.19% for the year ended November 30th.

With the widening of credit spreads, we have seen fit to increase our allocation to corporate bonds, which we believe remain attractive and afford an opportunity for enhanced yield as we believe U.S. Treasury securities are currently overvalued.

While we believe this approach will provide attractive yields on a held to maturity basis, the relative performance of The North Country Intermediate Bond Fund has under performed its benchmark, the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index4, in the 3-month, 6-month, 1-year, 3-year, 5-year, and 10 year periods ending November 30, 2008 due primarily to the underperformance of corporate bonds relative to U.S. Treasury Bonds as credit spreads widened.

__________________

3 The Merrill Lynch Treasury Master index is based on U.S. Treasury Notes with maturities ranging form 1 to 15+ years.

4 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.09%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.86%

Average Annual Total Returns as of September 30, 2008 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-20.38%	4.49%	4.11%

North Country Intermediate Bond Fund	-1.77%	1.26%	3.51%

Average Annual Total Returns as of November 30, 2008 (Fiscal Year-End)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-37.51%	-1.98%	-0.08%

North Country Intermediate Bond Fund	-3.59%	1.45%	3.53%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund’s investment adviser voluntarily agreed to reduce its fees and/or absorb expenses of the fund through November 30, 2008 to insure that the net annual fund operating expenses will not exceed 1.10% for both the Growth and the Bond Fund (before acquired fund fees and expenses).  Performance results shown reflect this fee waiver and recapture, without which results after February 28, 2001 could have been lower.  Please review the Fund’s prospectus for more detail on the expense waiver.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

Investors should carefully consider the investment objectives, risks, charges and expenses of The North Country Funds. Other fees and expenses do apply to a continued investment in the fund. This and other information about The North Country Funds is contained in the prospectus, which can be obtained by calling 1-888-350-2990. The prospectus should be read carefully before investing. The North Country Funds are distributed by Northern Lights Distributors, LLC Member FINRA/SIPC.

The views expressed are as November 30, 2008 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0071-NLD-1/21/2009

North Country Equity Growth Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2008

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	(37.51)%	(1.98)%	(0.08)%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the Performance of such Collective Investment Trust may have been lower.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2008

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	(3.59)%	1.45%	3.53%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund

Portfolio Summary

November 30, 2008

Industries	% of Net Assets		% of Net Assets
Common Stock	94.25%	Aerospace/Defense	3.50%
Medical-Drugs	7.18%	Investment Services	2.71%
Telecommunications	7.11%	Industrial Gases	2.03%
Conglomerates	6.47%	Beverages	1.95%
Oil & Gas Producers	6.03%	Biotechnology	1.52%
Retail	5.91%	Apparel	1.36%
Oil & Gas Services	5.83%	Transportation	1.24%
Computer/Network Products	5.69%	Chemicals	0.94%
Food	5.68%	Electric Products	0.85%
Medical Equipment & Supplies	5.52%	Multimedia	0.85%
Diversified Financial Services	4.75%	Semiconductors	0.67%
Banks	4.49%	Motorcycles	0.29%
Electric Utilities	4.23%	Insurance	0.21%
Consumer Products	3.65%	Money Market Funds	5.63%
Software & Programming	3.59%	Other assets less liabilities	0.12%
		Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Exxon Mobil Corp.	2.56%	ChevronTexaco Corp.	2.22%
Verizon Communications, Inc.	2.33%	Heinz Co.	2.14%
Abbott Labs	2.27%	Johnson & Johnson	2.09%
Colgate Palmolive Co.	2.25%	AT&T, Inc.	1.98%
Baxter International, Inc.	2.23%	Pepsico, Inc.	1.95%

North Country Intermediate Bond Fund

Portfolio Summary

November 30, 2008

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	71.49%	Beverages	1.73%
Diversified Financial Services	11.66%	Forest Products & Paper	1.22%
Banks	9.82%	Electrical Components & Equipment	1.13%
Investment Services	7.76%	Housewares	0.96%
Telecommunications	6.39%	Commercial & Professional Services	0.61%
Electric Utilities	5.52%	Multimedia	0.59%
Foods	4.59%	Miscellaneous Manufacturing	0.59%
Oil & Gas	3.12%	Iron/Steel	0.59%
Pharmaceuticals	2.98%	Household Products	0.56%
Cosmetics	2.47%	Healthcare Services	0.53%
Retail	2.32%	U.S. Govt. Agency Obligations	20.12%
Insurance	2.29%	Government Agencies	20.12%
Chemicals	2.27%	Money Market Funds	7.47%
Communications Equipment	1.79%	Other assets less liabilities	0.92%
		Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Fifth Third Bank, 4.20% due 2/23/10	3.01%	FNMA, 3.25%, due 2/10/10	2.47%
FHLB, 5.00%, due 12/21/15	2.61%	Hershey Foods Corp., 5.45%, due 9/1/16	2.27%
FNMA, 4.80%, due 11/27/12	2.50%	Morgan Stanley, 4.75%, due 4/1/14	2.12%
FNMA, 3.625%, due 2/12/13	2.48%	Merrill Lynch & Co., 5.00%, due 1/15/15	2.09%
Avon Products, Inc., 5.125%, due 1/15/11	2.47%	Cisco Systems, Inc., 5.50% due 2/22/16	1.79%

                                                             FHLB – Federal Home Loan Bank

                                                             FNMA – Federal National Mortgage Association

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2008

		Market			Market
Shares		Value	Shares		Value
COMMON STOCKS - 94.25%
Aerospace / Defense - 3.50%			Consumer Products - 3.65%
14,000	General Dynamics Corp.	$ 723,380	32,000	Colgate-Palmolive Co.	$ 2,082,240
15,000	L-3 Communications		20,000	Procter & Gamble Co.	1,287,000
	Holdings, Inc.	1,007,550			3,369,240
12,000	Lockheed Martin Corp.	925,320	Diversified Financial Services - 4.75%
17,000	Rockwell Collins, Inc.	579,360	40,000	American Express Co.	932,400
		3,235,610	9,000	Goldman Sachs Group, Inc.	710,910
Apparel - 1.36%			45,000	JPMorgan Chase & Co.	1,424,700
23,600	Nike, Inc. - Cl. B	1,256,700	25,000	PNC Financial Services
				Group, Inc.	1,319,250
Banks - 4.49%					4,387,260
99,000	Bank of America	1,608,750	Electric Products - 0.85%
52,830	Bank of New York Mellon Corp.	1,595,994	22,000	Emerson Electric Co.	789,580
35,000	U.S. Bancorp	944,300
		4,149,044	Electric Utilities - 4.23%
Beverages - 1.95%			28,000	Dominion Resources, Inc.	1,030,960
31,800	Pepsico, Inc.	1,803,060	22,000	Exelon Corp.	1,236,620
			25,000	Progress Energy, Inc.	992,250
Biotechnology - 1.52%			18,000	Southern Co.	653,760
22,000	Genzyme Corp.*	1,408,440			3,913,590
			Food - 5.68%
Chemicals - 0.94%			26,300	General Mills, Inc.	1,661,371
22,500	Ecolab, Inc.	863,775	51,000	Heinz Co.	1,980,840
			37,000	Kellogg Co.	1,606,910
Computer/Network Products - 5.69%					5,249,121
15,000	Apple, Inc.*	1,390,050	Industrial Gases - 2.03%
86,000	Cisco Systems, Inc.*	1,422,440	14,500	Air Products & Chemicals, Inc.	692,520
30,000	Hewlett Packard, Co.	1,058,400	20,000	Praxair, Inc.	1,181,000
17,000	International Business				1,873,520
	Machines Corp.	1,387,200	Insurance - 0.21%
		5,258,090	47,000	Genworth Financial, Inc. - Cl. A	68,150
Conglomerates - 6.47%			15,000	Hartford Financial Services
20,000	Danaher Corp.	1,112,800		Group, Inc.	126,750
60,000	General Electric Co.	1,030,200			194,900
28,000	Illinois Tool Works, Inc.	955,360	Investment Services - 2.71%
20,000	ITT Industries Corp.	837,200	13,000	Franklin Resources, Inc.	789,750
25,000	Parker Hannifin Corp.	1,027,000	50,000	T. Rowe Price Group, Inc.	1,710,500
21,000	United Technologies Corp.	1,019,130			2,500,250
		5,981,690

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

		Market			Market
Shares		Value	Shares		Value
Medical - Drugs - 7.18%			Semiconductors - 0.67%
40,000	Abbott Laboratories	$ 2,095,600	40,000	Texas Instruments, Inc.	$ 622,800
45,000	Bristol-Myers Squibb Co.	931,500
33,000	Johnson & Johnson	1,933,140	Software & Programming - 3.59%
40,000	Medco Health Solutions, Inc.*	1,680,000	38,000	Adobe Systems, Inc.*	880,080
		6,640,240	61,000	Microsoft Corp.	1,233,420
Medical Equipment & Supplies - 5.52%			75,000	Oracle Corp.*	1,206,750
39,000	Baxter International, Inc.	2,063,100			3,320,250
28,000	Medtronic, Inc.	854,560	Telecommunications - 7.11%
39,000	St. Jude Medical, Inc.*	1,093,170	64,000	AT&T, Inc.	1,827,840
28,000	Stryker Corp.	1,089,760	108,000	Corning, Inc.	973,080
		5,100,590	51,000	Neustar, Inc. - Cl.A*	976,650
Motorcycles - 0.29%			45,000	Nokia Corp. - ADR	637,650
15,800	Harley-Davidson, Inc.	268,758	66,000	Verizon Communications, Inc.	2,154,900
					6,570,120
Multimedia - 0.85%			Transportation - 1.24%
35,000	Walt Disney Co.	788,200	15,000	Burlington Northern
				Santa Fe Corp.	1,149,150
Oil & Gas Producers - 6.03%
26,000	Chevron Corp.	2,054,260	TOTAL COMMON STOCKS
14,000	ConocoPhillips	735,280	(Cost $105,379,631)		87,114,048
29,500	Exxon Mobil Corp.	2,364,425
23,000	Valero Energy Corp.	422,050	MONEY MARKET FUNDS - 5.63%
		5,576,015	5,203,919	BlackRock Liquidity
Oil & Gas Services - 5.83%				Temp Fund, 2.38% (a)	5,203,919
26,000	Baker Hughes, Inc.	905,580
50,000	Cameron International Corp.*	1,055,000	TOTAL MONEY MARKET FUNDS
37,000	National Oilwell Varco, Inc.*	1,046,730	(Cost $5,203,919)		5,203,919
48,000	Noble Corp.	1,285,920
16,319	Transocean, Ltd.*	1,091,415	TOTAL INVESTMENTS
		5,384,645	(Cost $110,583,550)	99.88%	92,317,967
Retail - 5.91%			Other assets
28,000	Costco Wholesale Corp.	1,441,160	less liabilities	0.12%	110,090
28,000	Lowe's Companies, Inc.	578,480
30,000	McDonald's Corp.	1,762,500	TOTAL NET ASSETS	100.00%	$ 92,428,057
30,000	Staples, Inc.	520,800
18,500	Target Corp.	624,560	* Non-income producing security
21,500	Walgreen Co.	531,910	ADR - American Depositary Receipts.
		5,459,410	(a) Variable rate yield; the coupon rate shown represents
			the rate at November 30, 2008.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2008

Principal		Market	Principal		Market
Amount		Value	Amount		Value
CORPORATE BONDS - 71.49%			Cosmetics - 2.47%
Banks - 9.82%				Avon Products, Inc.,
	American Express Centurion,		$ 2,000,000	5.125%, due 1/15/11	$ 2,027,112
$1,100,000	5.95%, due 6/12/17	$ 883,128
	Bank of America Corp.,		Diversified Financial Services - 11.66%
1,000,000	5.75%, due 8/15/16	886,467		American General Finance,
1,000,000	4.90%, due 5/1/13	952,826	500,000	4.00%, due 3/15/11	218,703
	Chase Manhattan Corp.,			Caterpillar Financial Services.,
800,000	6.00%, due 2/15/09	801,740	500,000	4.25%, due 2/8/13	435,633
	Citigroup, Inc.,			CIT Group, Inc.,
1,000,000	5.125%, due 2/14/11	966,874	1,000,000	5.20%, due 11/3/10	941,131
1,000,000	5.00%, due 9/15/14	819,874	500,000	5.40%, due 1/30/16	288,304
	Fifth Third Bank,			General Electric Capital
2,500,000	4.20%, due 2/23/10	2,465,615		Corp.,
	J.P. Morgan Chase & Co.,		1,000,000	4.25%, due 6/15/12	951,959
275,000	6.50%, due 1/15/09	275,448	1,000,000	5.40%, due 9/20/13	965,788
		8,051,972	1,000,000	5.375%, due 10/20/16	908,626
Beverages - 1.73%				Household Finance Corp.,
	Anheuser-Busch Cos. Inc.,		1,200,000	6.375%, due 10/15/11	1,170,245
1,000,000	5.60%, due 3/1/17	911,144		International Lease Finance
	Brown-Forman Corp.- Cl. B,			Corp.,
500,000	5.20%, due 4/1/12	504,791	1,000,000	5.45%, due 3/24/11	955,515
		1,415,935		Morgan Stanley,
Chemicals - 2.27%			2,000,000	4.75%, due 4/1/14	1,741,718
	Monsanto Co.,		1,000,000	6.60%, due 4/1/12	981,878
1,000,000	5.125%, due 4/15/18	903,313			9,559,500
	Praxair, Inc.,		Electrical Components & Equipment - 1.13%
500,000	5.25%, due 11/15/14	487,568		Emerson Electric Co.,
500,000	5.375%, due 11/1/16	471,909	1,000,000	5.125%, due 12/1/16	925,456
		1,862,790
Commercial & Professional Services - 0.61%			Electric Utilities - 5.52%
	Dun & Bradstreet Corp.,			Alabama Power Co.,
500,000	5.50%, due 3/15/11	504,144	1,000,000	5.20%, due 1/15/16	947,478
				Commonwealth Edison
Communications Equipment - 1.79%			1,000,000	6.15%, due 3/15/12	971,001
	Cisco Systems, Inc.,			Detroit Edison Co.
1,500,000	5.50%, due 2/22/16	1,467,210	1,000,000	5.60%, 6/15/18	919,936
				Dominion Resources, Inc.,
			500,000	5.15%, due 7/15/15	452,384

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

Principal		Market	Principal		Market
Amount		Value	Amount		Value
Electric Utilities (Continued) - 5.52%			Insurance (Continued) - 2.29%
	DTE Energy Co.,			Genworth Financial
$ 500,000	6.65%, due 4/15/09	$ 502,289		Inc. - Cl. A,
	Southern Power Co.,		$ 1,000,000	5.65%, due 6/15/12	$ 955,721
500,000	4.875%, due 7/15/15	445,120			1,880,167
	Virginia Electric & Power,		Investment Services - 7.76%
300,000	4.50%, due 12/15/10	291,338		Bear Stearns Co., Inc.,
		4,529,546	300,000	4.50%, due 10/28/10	295,289
Foods - 4.59%			1,000,000	5.70%, due 11/15/14	957,889
	Hershey Company.,		500,000	5.55%, due 1/22/17	428,575
1,950,000	5.45%, due 9/1/16	1,858,926		Goldman Sachs Group, Inc.,
	Kellogg Co.		300,000	6.65%, due 5/15/09	298,404
500,000	4.25%, due 3/6/13	453,448	1,000,000	6.60%, due 1/15/12	1,021,145
	Kraft Foods, Inc.,		1,000,000	5.125%, due 1/15/15	927,570
500,000	6.25%, due 6/1/12	492,878	250,000	5.625%, due 1/15/17	215,565
1,000,000	5.25%, due 10/1/13	955,170		Lehman Brothers Holdings, Inc.,
		3,760,422	2,000,000	5.75%, due 5/17/13 (b)	200,000
Forest Products & Paper - 1.22%			500,000	5.75%, due 1/3/17 (b)	2,500
	International Paper Co.,			Merrill Lynch & Co., Inc.,
1,000,000	6.75%, due 9/1/11	999,799	300,000	6.00%, due 2/17/09	300,120
			2,000,000	5.00%, due 1/15/15	1,717,263
Healthcare Services - 0.53%					6,364,320
	UnitedHealth Group, Inc.,		Iron/Steel - 0.59%
500,000	5.00%, due 8/15/14	431,885		Nucor Corp.
			500,000	5.85%, due 6/1/18	486,412
Household Products - 0.56%
	Fortune Brands, Inc.,		Miscellaneous Manufacturing - 0.59%
500,000	5.375%, due 1/15/16	460,061		Honeywell International, Inc.,
			500,000	4.25%, due 3/1/13	485,005
Housewares - 0.96%
	Newell Rubbermaid, Inc.,		Multimedia - 0.59%
800,000	5.50%, due 4/15/13	784,986		Walt Disney Co.,
			500,000	5.625%, due 9/15/16	481,329
Insurance - 2.29%
	American International		Oil & Gas - 3.12%
	Group, Inc.,			Anadarko Finance Co.,
1,000,000	5.60%, due 10/18/16	602,577	500,000	6.75%, due 5/1/11	481,110
500,000	5.05%, due 10/1/15	321,869		Anadarko Petroleum Corp.,
			500,000	5.95%, due 9/15/16	442,442

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

Principal		Market	Principal		Market
Amount		Value	Amount		Value
Oil & Gas (Continued) - 3.12%			U.S. GOVERNMENT & AGENCY
	Apache Corp.,		OBLIGATIONS - 20.12%
$ 500,000	5.25%, due 4/15/13	$ 492,441	Government Agencies - 20.12%
	BJ Services Co.,			Federal Home Loan Bank,
300,000	5.75%, due 6/1/11	302,923	$ 500,000	5.125%, due 9/29/10	$ 523,272
	Sunoco, Inc.,		1,000,000	2.625%, due 3/11/11	998,558
1,000,000	5.75%, due 1/15/17	843,062	1,000,000	5.65%, due 6/29/12	1,049,707
		2,561,978	1,000,000	4.82%, due 11/13/12	1,025,652
Pharmaceuticals - 2.98%			1,000,000	5.25%, due 9/13/13	1,092,236
	Abbott Laboratories,		500,000	5.25%, due 9/12/14	548,102
500,000	5.15%, due 11/30/12	509,733	1,000,000	5.375%, due 10/24/14	1,006,706
	GlaxoSmithKline Capital, Inc.,		2,000,000	5.00%, due 12/21/15	2,141,510
1,000,000	5.65%, due 5/15/18	958,567	1,000,000	4.25%, due 3/9/18	1,001,637
	Wyeth,			Federal National Mortgage
1,000,000	5.50%, 2/1/14	971,942		Association,
		2,440,242	2,000,000	3.25%, due 2/10/10	2,027,008
Retail - 2.32%			2,000,000	4.80%, due 11/27/12	2,051,746
	Home Depot, Inc.,		2,000,000	3.625%, due 2/12/13	2,030,262
1,000,000	5.40%, due 3/1/16	869,830	1,000,000	5.00%, due 7/8/13	1,000,814
	Target Corp.,				16,497,210
1,000,000	6.35%, due 1/15/11	1,033,468	TOTAL U.S. GOVERNMENT &
		1,903,298	AGENCY OBLIGATIONS
Telecommunications - 6.39%			(Cost $16,077,959)		16,497,210
	AT&T, Inc. Global Bond,
1,000,000	5.30%, due 11/15/10	1,002,715	MONEY MARKET FUNDS - 7.47%
	AT&T, Inc.		6,125,154	BlackRock Liquidity
1,000,000	4.95%, due 1/15/13	942,930		Temp Fund, 2.38% (a)	6,125,154
1,000,000	5.60%, due 5/15/18	865,986	TOTAL MONEY MARKET FUNDS
	Bellsouth Corp.,		(Cost $6,125,154)		6,125,154
500,000	4.20%, due 9/15/09	497,047
500,000	5.20%, due 9/15/14	462,958	TOTAL INVESTMENTS
	Verizon Global,		(Cost $87,891,532)	99.08%	81,249,185
500,000	4.375%, due 6/1/13	464,032	Other assets
	Verizon NJ, Inc.,		less liabilities	0.92%	751,504
1,000,000	5.875%, due 1/17/12	1,007,584
		5,243,252	TOTAL NET ASSETS	100.00%	$ 82,000,689
TOTAL CORPORATE BONDS
(Cost $65,688,419)		58,626,821	(a) Variable rate yield; the coupon rate shown represents
			the rate at November 30, 2008.
			(b) In default, issuer filed Chapter 11 bankruptcy.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2008

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $110,583,550 and
$87,891,532, respectively)	$ 92,317,967	$ 81,249,185
Receivable for fund shares sold	74,655	4,714
Dividends and interest receivable	190,167	1,079,225
Prepaid expenses and other assets	9,883	11,866
Total Assets	92,592,672	82,344,990

LIABILITIES:
Dividends payable	-	246,429
Redemptions payable	70,789	33,293
Accrued advisory fees	56,425	33,466
Accrued administration fees	12,678	10,917
Accrued transfer agency fees	3,403	2,169
Other accrued expenses	21,320	18,027
Total Liabilities	164,615	344,301
Net Assets	$ 92,428,057	$ 82,000,689

NET ASSETS CONSIST OF:
Paid in capital	$118,334,148	$ 89,493,058
Accumulated undistributed net investment income	897,438	499
Accumulated net realized loss from
investment transactions	(8,537,946)	(850,521)
Net unrealized depreciation on investments	(18,265,583)	(6,642,347)
Net Assets	$ 92,428,057	$ 82,000,689

Shares outstanding (unlimited number of shares authorized;	11,853,692	8,712,864
no par value)

Net asset value and redemption price per share
($92,428,057/11,853,692 and $82,000,689/8,712,864, respectively)	$ 7.80	$ 9.41

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2008

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 206,780	$ 4,153,267
Dividends	1,955,581	-
Total investment income	2,162,361	4,153,267

EXPENSES:
Investment advisory fees	857,127	421,644
Administration fees	166,441	141,689
Transfer agency fees	33,002	26,499
Legal fees	27,001	20,498
Custody fees	25,501	20,799
Printing expense	22,999	13,501
Audit fees	15,452	13,502
Chief Compliance Officer fees	12,051	8,249
Registration & filing fees	9,501	9,776
Trustees' fees	6,978	5,201
Insurance expense	5,999	4,000
Miscellaneous expenses	2,499	2,500
Total expenses	1,184,551	687,858

Net investment income	977,810	3,465,409

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS :
Net realized gain (loss) from investment
transactions	(8,516,342)	62,883
Net change in unrealized depreciation
of investments for the year	(42,357,648)	(6,726,860)
Net realized and unrealized loss
on investments	(50,873,990)	(6,663,977)
Net decrease in net assets resulting
from operations	$ (49,896,180)	$ (3,198,568)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2008	November 30, 2007

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 977,810	$ 918,516
Net realized gain (loss) from investment transactions	(8,516,342)	4,212,752
Net change in unrealized appreciation (depreciation) for the period	(42,357,648)	6,345,852
Net increase (decrease) in net assets resulting from operations	(49,896,180)	11,477,120

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.10 and $0.00
per share, respectively)	(998,888)	-

CAPITAL SHARE TRANSACTIONS	13,589,833	11,743,382

Net increase (decrease) in net assets	(37,305,235)	23,220,502

NET ASSETS:
Beginning of year	129,733,292	106,512,790

End of year (including undistributed net investment income
of $897,438 and $0, respectively)	$ 92,428,057	$129,733,292

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2008	November 30, 2007

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 3,465,409	$ 3,289,948
Net realized gain (loss) from investment transactions	62,883	(119,654)
Net change in unrealized appreciation (depreciation) for the period	(6,726,860)	169,166
Net increase (decrease) in net assets resulting from operations	(3,198,568)	3,339,460

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.41 and $0.44
per share, respectively)	(3,465,211)	(3,289,647)

CAPITAL SHARE TRANSACTIONS	6,694,685	11,706,050

Net increase in net assets	30,906	11,755,863

NET ASSETS:
Beginning of year	81,969,783	70,213,920

End of year (including undistributed net investment income
of $499 and $301, respectively)	$ 82,000,689	$ 81,969,783

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2008	2007		2006		2005		2004

Net asset value, beginning of year	$ 12.58	$ 11.39		$ 10.32		$ 9.67		$ 8.79

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.09	0.09		0.06		0.03		0.02
Net realized and unrealized gains (losses)
on investments	(4.77)	1.10		1.11		0.64		0.86
Total from investment operations	(4.68)	1.19		1.17		0.67		0.88

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.10)	0.00		(0.10)		(0.02)		0.00	+
Distribution from net realized gains
from security transactions	0.00	0.00		0.00		0.00		0.00
Total distributions	(0.10)	0.00		(0.10)		(0.02)		0.00

Net asset value, end of year	$ 7.80	$ 12.58		$ 11.39		$ 10.32		$ 9.67

Total return (2)	(37.51)%	10.45%		11.37%		6.97%		10.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 92,428	$ 129,733		$ 106,513		$ 95,582		$ 84,655
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.04%	1.03%		1.08%		1.09%		1.08%
Expenses, net of reimbursement/recapture	1.04%	1.06%	(3)	1.10%	(3)	1.10%	(3)	1.10%	(3)
Net investment income,
before reimbursement/recapture	0.85%	0.79%		0.62%		0.36%		0.26%
Net investment income,
net of reimbursement/recapture	0.85%	0.77%	(3)	0.59%	(3)	0.35%	(3)	0.24%	(3)
Portfolio turnover rate	11%	27%		37%		43%		37%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$ 10.17	$ 10.18	$ 10.16	$ 10.43	$ 10.70

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.41	0.44	0.42	0.34	0.34
Net realized and unrealized gains (losses)
on investments	(0.76)	(0.01)	0.01	(0.25)	(0.17)
Total from investment operations	(0.35)	0.43	0.43	0.09	0.17

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.41)	(0.44)	(0.41)	(0.34)	(0.34)
Distribution from net realized gains
from security transactions	0.00	0.00	0.00	(0.02)	(0.10)
Total distributions	(0.41)	(0.44)	(0.41)	(0.36)	(0.44)

Net asset value, end of year	$ 9.41	$ 10.17	$ 10.18	$ 10.16	$ 10.43

Total return (2)	(3.59)%	4.34%	4.38%	0.86%	1.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 82,001	$ 81,970	$ 70,214	$ 58,497	$ 60,904
Ratios to average net assets:
Expenses	0.82%	0.83%	0.89%	0.88%	0.89%
Net investment income	4.11%	4.38%	4.14%	3.33%	3.21%
Portfolio turnover rate	30%	31%	54%	31%	36%

__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: North Country Equity Growth Fund (the “Growth Fund”) and North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Committee as of November 30, 2008.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective May 31, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each fund's investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the fund's investments carried at fair value.

North Country Equity Growth Fund:

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	92,317,967	-
Level 2– Other Significant Observable Inputs	-	-
Level 3– Significant Unobservable Inputs	-	-
Total	92,317,967	-

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

North Country Intermediate Bond Fund:

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	6,125,154	-
Level 2– Other Significant Observable Inputs	75,124,031	-
Level 3– Significant Unobservable Inputs	-	-
Total	81,249,185	-

*Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Effective May 31, 2008, the Trust adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), a clarification of FASB No. 109, “Accounting for Income Taxes.”  Fin 48 establishes financial reporting regarding recognition and measurement of the positions taken or expected to be taken on a tax return.  Management reviewed the tax positions in open tax years 2004 through 2007 and determined that the implementation of FIN 48 had no impact on the Funds’ net assets or results of operations.  As of and during the year ended November 30, 2008, the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the fund’s understanding of the applicable country’s tax rules and rates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2008, the Adviser received advisory fees of $857,127 from the Equity Fund and $421,644 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2008.  For the year ended November 30, 2008, there were no fee waivers or expense reimbursements paid by the Adviser to the Funds.

Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed. The Adviser has further agreed to limit the period for which it may recover fee waivers or expense reimbursements to three years from the date such fee was waived or expense reimbursed.  However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  As of November 30, 2008, there were no fee waivers subject to recapture by the Adviser.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.  Each Fund also reimburses GFS for any out-of-pocket expenses. GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.  Each Fund also reimburses GFS for any out-of-pocket expenses.  Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-

page conversion fee and a flat filing fee.  For the year ended November 30, 2008, GemCom received $4,970 for providing such services.

Pursuant to a service agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee of $19,845 from the Trust, payable quarterly, and is reimbursed for out-of-pocket expenses.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At November 30, 2008, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $118,334,148 and $89,493,058, respectively.

Transactions in capital shares were as follows:

Equity Growth Fund:
	For the year		For the year
	ended		ended
	November 30, 2008		November 30, 2007
	Shares	Amount	Shares	Amount

Shares sold	3,182,232	$ 30,675,031	1,937,071	$ 23,601,692
Shares issued for reinvestment
of dividends	21,559	269,710	-	-
Shares redeemed	(1,664,552)	(17,354,908)	(972,704)	(11,858,310)
Net increase	1,539,239	$ 13,589,833	964,367	$ 11,743,382

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

Intermediate Bond Fund:
	For the year		For the year
	ended		ended
	November 30, 2008		November 30, 2007
	Shares	Amount	Shares	Amount

Shares sold	1,816,105	$ 18,106,474	1,882,283	$ 18,997,492
Shares issued for reinvestment
of dividends	52,564	522,411	49,366	497,677
Shares redeemed	(1,216,582)	(11,934,200)	(770,126)	(7,789,119)
Net increase	652,087	$ 6,694,685	1,161,523	$ 11,706,050

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the one year ended November 30, 2008 were as follows:

		Intermediate Bond Fund
	Equity Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$28,895,763	$17,636,825	$ 9,016,820
Sales	$11,633,122	$ 8,282,734	$15,082,340

At November 30, 2008, net unrealized appreciation (depreciation), for tax purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 6,111,025	$ 474,046
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(24,376,608)	(7,116,393)
Net unrealized appreciation (depreciation)	$(18,265,583)	$(6,642,347)

The aggregate cost of securities for federal income tax purposes at November 30, 2008 is the same as for book purposes for both Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2008 and November 30, 2007, were as follows:

	For the year ended Nov. 30, 2008	For the year ended Nov. 30, 2007
Equity Growth Fund:
Ordinary income	$ 998,888	$ −
Long-term capital gains	−	−
Total	$ 998,888	$ −

Intermediate Bond Fund:
Ordinary income	$3,465,211	$3,289,647
Long-term capital gains	−	−
Total	$3,465,211	$3,289,647

On December 30, 2008, the Equity Growth Fund paid an ordinary income dividend of $.0816 per share to shareholders of record on December 29, 2008.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Gains (Losses)	Unrealized Appreciation (Depreciation)
Equity Growth Fund	$897,438	$(8,537,946)	$(18,265,583)
Intermediate Bond Fund	499	(850,521)	(6,642,347)

As of November 30, 2008, the Funds had available, for federal income tax purposes, the following unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

	2011	2012	2013	2014	2015	Total
Equity Growth Fund	$21,604	$ -	$ -	$ -	$8,516,342	$8,537,946
Intermediate Bond Fund	-	-	730,867	119,654	-	850,521

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2008, Cam Co., an account holding shares for the benefit of others in nominee name, held approximately 75% of the voting securities of the North Country Equity Growth Fund and approximately 85% of the North Country Intermediate Bond Fund.

THE NORTH COUNTRY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

of The North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds (the “Funds”), comprising North Country Intermediate Bond Fund and North Country Equity Growth Fund as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Funds’ custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting The North Country Funds as of November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 21, 2009

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Kenneth C. Hopper, M.D.* c/o Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 70	Trustee since 2001

Chairman & CEO, ExCel BioScience (laboratory) (2007-Present) (acquired Northeastern Toxicology Laboratory, Inc. of which he served as Chairman & CEO 1972-2007).  Director, Bay Optical, Inc. (1972-Present); Chairman, Drug Risk Solutions, LLC (1997-2007);President & CEO, Adirondack Eye Physicians & Surgeons, P.C. (1970-Present); Director, North Country Investment Advisers, Inc. (2000-Present); Director, Arrow Financial Corp. (1983-Present); Director, Glens Falls National Bank & Trust Company (1976-Present).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 71	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 64	Trustee Since 2000	Independent Consultant (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 69	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age:53	Trustee since 2004	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie CPA PC (1978- 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective October 1, 2008).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)(Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Andrew Rogers Age: 39	President since 2006

President and Manager (2006-Present); Senior Vice President and Director of Administration (2001-2005), Gemini Fund Services, LLC.  Manager (since 2006) and President, (2004 - Present), GemCom, LLC.; Manager (2006-2008), Fund Compliance Services, LLC

Peter J. Lareau Age: 49	Vice President and AML Compliance Officer since 2002

Chief Compliance Officer, North Country Investment Advisers, Inc. (2001-Present); Vice President/AML Officer, North Country Funds (2003-Present); Sr. Vice President-Human Resources, Compliance & Training Division Head (2006-Present); Vice   President/Corporate Compliance, Arrow Financial Corporation and Glens Falls National Bank & Trust Co.; Saratoga National Bank & Trust Co. (1993-Present); and Capital Financial Group, Inc. (2006-Present); Overall length of service (1982-Present).

Michael J. Wagner Age: 58	Chief Compliance Officer since 2006

President (2006- Present); Senior Vice President (2004-2006); Chief Operating Officer (2004 to present), Northern Lights Compliance Services, LLC (formerly known as Fund Compliance Services, LLC).; President, The North Country Funds (2003-2006). Vice President and Chief Operating Officer (2004-Present), GemCom, LLC.  President and Chief Operating Officer(2003-2006), Sr. Vice President (1998-2004), Gemini Fund Services, LLC.

Director, Constellation Trust Company (2004- Present).

Rose Anne Casaburri Age: 56	Secretary since 2001	Senior Paralegal, Gemini Fund Services, LLC. (2001-Present).
James Colantino Age: 39	Treasurer since 2006	Vice President, Fund Administration, Gemini Fund Services, LLC (2004-Present); Senior Fund Administrator, Gemini Fund Services, LLC (1999-2004).

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

* Kenneth C. Hopper, M.D. is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act.  He serves as a director of Glens Falls National Bank & Trust Company, the sponsor of The North Country Funds and as a director of The North Country Funds’ investment adviser.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2008 and held until November 30, 2008.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/08)	Ending Account Value (11/30/08)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/08-11/30/08)
Equity Growth Fund
Actual	$1,000.00	$ 652.17	1.05%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	1.05%	$5.30
Intermediate Bond Fund
Actual	$1,000.00	$ 955.91	0.82%	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	0.82%	$4.14

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 366 days.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2007, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2008, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2008

$ 26,967

FY 2007

$ 27,470

(b)

Audit-Related Fees

FY 2008

$ 0

FY 2007

$ 0

(c)

Tax Fees

FY 2008

$ 2,000

FY 2007

$ 1,000

(d)

All Other Fees

FY 2008

$ 0

FY 2007

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2008

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2008

$  2,000

$  0

FY 2007

$  1,000

$  0

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2008.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases .  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/Andrew Rogers

Andrew Rogers, President

Date

2/6/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

/s/ Andrew Rogers, President

Date

2/6/09

By (Signature and Title)

/s/James Colantino

/s/ James Colantino, Treasurer

Date

2/6/09